American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2011	2010

Cash and due from banks	$22,561	$9,547
Interest-bearing deposits in other banks	6,332	8,967

Securities available for sale, at fair value	333,366	228,295
Securities held to maturity	-	3,334
Total securities	333,366	231,629

Restricted stock, at cost	6,019	4,062
Loans held for sale	6,330	3,135

Loans	824,758	520,781
Less allowance for loan losses	(10,529)	(8,420)
Net Loans	814,229	512,361

Premises and equipment, net	26,804	19,509
Other real estate owned, net	5,353	3,716
Goodwill	38,045	22,468
Core deposit intangibles, net	6,595	1,320
Accrued interest receivable and other assets	38,888	16,950

Total assets	$1,304,522	$833,664

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$179,148	$105,240
Demand deposits -- interest-bearing	189,212	90,012
Money market deposits	182,347	59,891
Savings deposits	74,193	62,522
Time deposits	433,854	322,433
Total deposits	1,058,754	640,098

Short-term borrowings:
Customer repurchase agreements	45,575	47,084
Other short-term borrowings	3,000	6,110
Long-term borrowings	10,206	8,488
Trust preferred capital notes	27,212	20,619
Accrued interest payable and other liabilities	6,946	3,178
Total liabilities	1,151,693	725,577

Shareholders' equity:
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding at December 31, 2011 and
December 31, 2010	-	-
Common stock, $1 par, 20,000,000 shares authorized,
7,806,869 shares outstanding at December 31, 2011 and
6,127,735 shares outstanding at December 31, 2010	7,807	6,128
Capital in excess of par value	56,395	27,268
Retained earnings	81,797	74,850
Accumulated other comprehensive income (loss), net	6,830	(159)
Total shareholders' equity	152,829	108,087

Total liabilities and shareholders' equity	$1,304,522	$833,664

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2011	2010	2011	2010
Interest and Dividend Income:
Interest and fees on loans	$14,881	$6,928	$40,688	$28,148
Interest and dividends on securities:
Taxable	1,149	1,198	4,595	5,042
Tax-exempt	1,089	647	3,646	2,288
Dividends	43	24	131	95
Other interest income	15	92	127	360
Total interest and dividend income	17,177	8,889	49,187	35,933

Interest Expense:
Interest on deposits	1,957	1,704	7,203	6,708
Interest on short-term borrowings	81	85	325	382
Interest on long-term borrowings	85	64	229	256
Interest on trust preferred capital notes	194	343	1,023	1,373
Total interest expense	2,317	2,196	8,780	8,719

Net Interest Income	14,860	6,693	40,407	27,214
Provision for loan losses	1,972	485	3,170	1,490

Net Interest Income After Provision
for Loan Losses	12,888	6,208	37,237	25,724

Noninterest Income:
Trust fees	834	936	3,561	3,391
Service charges on deposit accounts	567	457	1,963	1,897
Other fees and commissions	427	307	1,510	1,163
Mortgage banking income	470	543	1,262	1,560
Securities gains (losses), net	17	84	(1)	126
Other	272	579	949	977
Total noninterest income	2,587	2,906	9,244	9,114

Noninterest Expense:
Salaries	3,702	2,473	12,409	10,063
Employee benefits	785	605	2,681	2,442
Occupancy and equipment	888	727	3,199	2,936
FDIC assessment	155	198	651	795
Bank franchise tax	206	167	763	670
Core deposit intangible amortization	547	95	1,282	378
Foreclosed real estate, net	122	304	296	583
Merger related expenses	73	-	1,607	-
Other	2,151	1,905	7,112	5,512
Total noninterest expense	8,629	6,474	30,000	23,379

Income Before Income Taxes	6,846	2,640	16,481	11,459
Income Taxes	2,194	789	4,910	3,181
Net Income	4,652	1,851	11,571	8,278
Dividends on preferred stock	52	-	103	-
Net income available to common shareholders	$4,600	$1,851	$11,468	$8,278

Net Income Per Common Share:
Basic	$0.59	$0.30	$1.64	$1.35
Diluted	$0.59	$0.30	$1.64	$1.35
Average Common Shares Outstanding:
Basic	7,804,245	6,126,817	6,982,524	6,123,870
Diluted	7,811,243	6,141,123	6,989,877	6,131,650

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio andnonfinancial data)
Unaudited

	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2011	2011	2010	2011	2010
EARNINGS
Interest income	$17,177	$14,779	$8,889	$49,187	$35,933
Interest expense	2,317	2,436	2,196	8,780	8,719
Net interest income	14,860	12,343	6,693	40,407	27,214
Provision for loan losses	1,972	525	485	3,170	1,490
Noninterest income	2,587	2,698	2,906	9,244	9,114
Noninterest expense	8,629	8,564	6,474	30,000	23,379
Income taxes	2,194	1,823	789	4,910	3,181
Net income	4,652	4,129	1,851	11,571	8,278

PER COMMON SHARE
Earnings per share - basic	$0.59	$0.52	$0.30	$1.64	$1.35
Earnings per share - diluted	0.59	0.52	0.30	1.64	1.35
Cash dividends declared	0.23	0.23	0.23	0.92	0.92
Book value per share	19.58	19.40	17.64	19.58	17.64
Book value per share - tangible (a)	13.86	13.65	13.76	13.86	13.76
Closing market price	19.49	18.00	23.55	19.49	23.55

FINANCIAL RATIOS
Return on average assets	1.42%	1.26%	0.88%	1.07%	1.00
Return on average equity	12.28	11.08	6.69	8.88	7.59
Return on average tangible equity (b)	18.77	17.24	8.83	12.97	10.05
Average equity to average assets	11.59	11.40	13.12	12.10	13.18
Net interest margin, taxable equivalent	5.27	4.41	3.65	4.35	3.78
Efficiency ratio	49.57	57.03	65.70	58.48	61.53
Effective tax rate	32.05	30.63	29.89	29.79	27.76

PERIOD-END BALANCES
Securities	$339,385	$320,304	$235,691	$339,385	$235,691
Loans held for sale	6,330	3,359	3,135	6,330	3,135
Loans, net of unearned income	824,758	817,858	520,781	824,758	520,781
Goodwill and other intangibles	44,640	44,851	23,788	44,640	23,788
Assets	1,304,522	1,305,139	833,664	1,304,522	833,664
Assets - tangible (a)	1,259,882	1,260,288	809,876	1,259,882	809,876
Deposits	1,058,754	1,064,477	640,098	1,058,754	640,098
Customer repurchase agreements	45,575	43,758	47,084	45,575	47,084
Other short-term borrowings	3,000	-	6,110	3,000	6,110
Long-term borrowings	37,418	37,428	29,107	37,418	29,107
Shareholders' equity	152,829	151,361	108,087	152,829	108,087
Shareholders' equity - tangible (a)	108,189	106,510	84,299	108,189	84,299

AVERAGE BALANCES
Securities	$322,018	$296,095	$215,208	$270,441	$203,296
Loans held for sale	5,989	2,641	5,629	3,042	4,159
Loans, net of unearned income	819,688	827,720	521,832	671,724	520,315
Interest-earning assets	1,172,965	1,171,982	770,649	974,601	754,833
Goodwill and other intangibles	44,455	44,437	23,844	34,158	23,982
Assets	1,306,699	1,306,796	843,922	1,077,094	827,422
Assets - tangible (a)	1,262,244	1,262,359	820,078	1,042,936	803,440
Interest-bearing deposits	886,551	896,873	537,662	720,163	522,614
Deposits	1,060,013	1,067,491	647,526	863,367	625,822
Customer repurchase agreements	49,257	45,356	52,068	46,411	59,270
Other short-term borrowings	130	2	251	66	87
Long-term borrowings	37,434	37,439	29,136	30,991	29,192
Shareholders' equity	151,496	149,033	110,688	130,320	109,060
Shareholders' equity - tangible (a)	107,041	104,596	86,844	96,162	85,078

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and nonfinancial data)
Unaudited

	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2011	2011	2010	2011	2010
CAPITAL
Average shares outstanding - basic	7,804,245	7,800,614	6,126,817	6,982,524	6,123,870
Average shares outstanding - diluted	7,811,243	7,806,668	6,141,123	6,989,877	6,131,650

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$9,086	$8,744	$8,542	$8,420	$8,166
Provision for loan losses	1,972	525	485	3,170	1,490
Charge-offs	(906)	(252)	(662)	(1,863)	(1,531)
Recoveries	377	69	55	802	295
Ending balance	$10,529	$9,086	$8,420	$10,529	$8,420

LOANS
Construction and land development	$54,433	$57,111	$37,168	$54,433	$37,168
Commercial real estate	351,961	346,715	210,393	351,961	210,393
Residential real estate	179,812	174,493	119,398	179,812	119,398
Home equity	96,195	99,727	61,064	96,195	61,064
Commercial and industrial	134,166	131,704	85,051	134,166	85,051
Consumer	8,191	8,108	7,707	8,191	7,707
Total	$824,758	$817,858	$520,781	$824,758	$520,781

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$197	$-	$-	$197	$-
Nonaccrual	13,523	13,455	2,597	13,523	2,597
Foreclosed real estate	5,353	5,920	3,716	5,353	3,716
Nonperforming assets	$19,073	$19,375	$6,313	$19,073	$6,313

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.26%	0.09%	0.47%	0.16%	0.24%
Nonperforming assets to total assets	1.46	1.48	0.76	1.46	0.76
Nonperforming loans to total loans	1.66	1.65	0.50	1.66	0.50
Allowance for loan losses to total loans	1.28	1.11	1.62	1.28	1.62
Allowance for loan losses to total loans
net or fair value loans (e)	1.96	1.76	1.62	1.96	1.62
Allowance for loan losses to
nonperforming loans	76.74	67.53	324.22	76.74	324.22

OTHER DATA
Fiduciary assets at period-end (c)	$355,202	$340,941	$368,018	$355,202	$368,018
Retail brokerage assets at period-end (c)	$176,636	$149,284	$49,311	$176,636	$49,311
Number full-time equivalent employees (d)	315	306	242	315	242
Number of full service offices	25	25	18	25	18
Number of loan production offices	1	1	1	1	1
Number of ATM's	31	31	26	31	26

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
(e) - Excludes acquired loans measured at fair value

Net Interest Income Analysis
For the Three Months Ended December 31, 2011 and 2010
(in thousands, except rates)
Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2011	2010	2011	2010	2011	2010
Loans:
Commercial	$134,836	$75,012	$1,555	$868	4.58%	4.59%
Real estate	682,631	445,017	13,205	5,949	7.74	5.35
Consumer	8,210	7,432	156	144	7.54	7.69
Total loans	825,677	527,461	14,916	6,961	7.22	5.27

Securities:
Federal agencies	33,427	48,184	181	382	2.17	3.17
Mortgage-backed & CMO's	99,817	57,251	577	484	2.31	3.38
State and municipal	180,254	103,692	1,983	1,255	4.40	4.84
Other	8,520	6,081	86	55	4.04	3.62
Total securities	322,018	215,208	2,827	2,176	3.51	4.04

Deposits in other banks	25,270	27,980	15	92	0.24	1.30

Total interest-earning assets	1,172,965	770,649	17,758	9,229	6.05	4.79

Non-earning assets	133,734	73,273

Total assets	$1,306,699	$843,922

Deposits:
Demand	$180,874	$93,133	123	18	0.27	0.08
Money market	195,534	60,500	190	86	0.39	0.56
Savings	73,674	63,010	29	22	0.16	0.14
Time	436,469	321,019	1,615	1,578	1.47	1.95
Total deposits	886,551	537,662	1,957	1,704	0.88	1.26

Customer repurchase agreements	49,257	52,068	81	85	0.65	0.65
Other short-term borrowings	130	251	-	-	0.43	0.14
Long-term borrowings	37,434	29,136	279	407	2.98	5.59
Total interest-bearing
liabilities	973,372	619,117	2,317	2,196	0.95	1.41

Noninterest bearing
demand deposits	173,462	109,864
Other liabilities	8,369	4,253
Shareholders' equity	151,496	110,688
Total liabilities and
shareholders' equity	$1,306,699	$843,922

Interest rate spread					5.10%	3.38%
Net interest margin					5.27%	3.65%

Net interest income (taxable equivalent basis)			15,441	7,033
Less: Taxable equivalent adjustment			581	340
Net interest income			$14,860	$6,693

Net Interest Income Analysis
For the Years Ended December 31, 2011 and 2010
(in thousands, except yields and rates)
Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2011	2010	2011	2010	2011	2010
Loans:
Commercial	$107,376	$77,382	$4,947	$3,694	4.61%	4.77%
Real estate	559,656	440,318	35,298	24,045	6.31	5.46
Consumer	7,734	6,774	575	541	7.43	7.99
Total loans	674,766	524,474	40,820	28,280	6.05	5.39

Securities:
Federal agencies	36,247	59,960	946	1,917	2.61	3.20
Mortgage-backed & CMO's	75,902	50,178	2,148	1,957	2.83	3.90
State and municipal	151,254	86,439	6,872	4,478	4.54	5.18
Other	7,038	6,719	279	240	3.96	3.57
Total securities	270,441	203,296	10,245	8,592	3.79	4.23

Deposits in other banks	29,394	27,063	127	360	0.43	1.33

Total interest-earning assets	974,601	754,833	51,192	37,232	5.25	4.93

Non-earning assets	102,493	72,589

Total assets	$1,077,094	$827,422

Deposits:
Demand	$137,211	$94,236	290	76	0.21	0.08
Money market	132,906	73,358	572	371	0.43	0.51
Savings	68,038	63,484	98	88	0.14	0.14
Time	382,008	291,536	6,243	6,173	1.63	2.12
Total deposits	720,163	522,614	7,203	6,708	1.00	1.28

Customer repurchase agreements	46,411	59,270	325	382	0.70	0.64
Other short-term borrowings	66	87	0	0	0.47	0.42
Long-term borrowings	30,991	29,192	1,252	1,629	4.04	5.58
Total interest-bearing
liabilities	797,631	611,163	8,780	8,719	1.10	1.43

Noninterest bearing
demand deposits	143,204	103,208
Other liabilities	5,939	3,991
Shareholders' equity	130,320	109,060
Total liabilities and
shareholders' equity	$1,077,094	$827,422

Interest rate spread					4.15%	3.50%
Net interest margin					4.35%	3.78%

Net interest income (taxable equivalent basis)			42,412	28,513
Less: Taxable equivalent adjustment			2,005	1,299
Net interest income			$40,407	$27,214